UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): April 18, 2023

HEARTLAND MEDIA ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41152	86-2016556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3282 Northside Pkwy, Suite 275, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (470) 355-1944
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	HMA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	HMA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HMA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2023, on March 24, 2023, John Zieser notified Heartland Media Acquisition Corp. (the “Company”) of his resignation from the Board of Directors (the “Board”) of the Company and its committees, effective immediately. After giving effect to Mr. Zieser’s resignation, on March 24, 2023, the Audit Committee of the Board temporarily no longer had three members as required by Section 303A.07(A) of the Listed Company Manual of the New York Stock Exchange (the “NYSE”). The Company informed the NYSE of the foregoing on March 27, 2023.

On April 18, 2023, with the appointment of Salvatore Muoio, an independent member of the Board, to the Audit Committee of the Board (as described below), the Company regained compliance with NYSE Listed Company Manual Section 303A.07(A).

Item 8.01.	Other Events.

On April 18, 2023, the Board appointed Salvatore Muoio to serve as a member of the Audit Committee of the Board.

On April 18, 2023, the Board also appointed Steve Shapiro, a current member of the Compensation Committee of the Board, to serve as Chairman of the Compensation Committee of the Board.

On April 18, 2023, the Board also appointed Alan Weber, an independent member of the Board, to serve as a member of the Nominating and Corporate Governance Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND MEDIA ACQUISITION CORP.

Date:	April 19, 2023	By:	/s/ Robert S. Prather, Jr.
		Name:	Robert S. Prather, Jr.
		Title:	Chief Executive Officer